Apollo S3 Private Markets Fund

Consolidated Schedule of Investments

December 31, 2024 (Unaudited)

	Footnote	Geographic Region	Acquisition Date	Fair Value
Private Equity Investments (21.04%)
Secondary Investments (21.04%)
ARDIAN Expansion Syclef Continuation Fund S.L.P.	(a),(b),(c),(d)	Western Europe	12/24/2024	$7,250,948
Noteus Partners Centaur SLP	(a),(b),(c),(d)	North America	11/5/2024	5,798,228
Strategic Value SH 130-A, L.P.	(a),(b),(c)	North America	12/6/2024	7,537,040
Trinity Ventures 2024, L.P.	(a),(b),(c)	North America	12/20/2024	13,743,394

Total Secondary Investments (Cost $34,550,513)				$34,329,610

Total Private Equity Investments (Cost $34,550,513)				$34,329,610

	Footnote		Shares	Fair Value
Short-Term Investments (78.69%)
Money Market Fund (78.69%)
State Street Institutional U.S. Government Money Market Fund — Opportunity Class, 4.40%	(e)		128,388,681	$128,388,681

Total Money Market Fund (Cost $128,388,681)				$128,388,681

Total Short-Term Investments (Cost $128,388,681)				$128,388,681

Total Investments (Cost $162,939,194) (99.73%)				$162,718,291

Other Assets and (Liabilities), Net (0.27%)				439,371

Net Assets (100.00%)				$163,157,662

(a)

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of December 31, 2024 was $34,329,610, or 21.04% of net assets. As of December 31, 2024, the aggregate cost of each investment restricted to resale was $7,342,353, $5,927,726, $7,537,040 and $13,743,394, respectively, totaling $34,550,513.

(b)	Non-income producing.
(c)	Investment has been committed to but has not been fully funded by the Fund. See Note 3 for total unfunded investment commitments.
(d)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(e)	The rate shown is the annualized seven-day yield as of December 31, 2024.

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation
Mizuho Capital Markets, LLC	03/19/2025	USD	$13,372,809	EUR	$13,169,102	$203,707

						$203,707

See accompanying Notes to Consolidated Schedule of Investments.

Apollo S3 Private Markets Fund

Notes to Consolidated Schedule of Investments

December 31, 2024 (Unaudited)

1.	Organization

Apollo S3 Private Markets Fund (the “Fund”) was organized as a statutory trust on May 5, 2023 under the laws of the State of Delaware. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on October 11, 2024. The Fund’s investment adviser is Apollo S3 RIC Management, L.P. (the “Adviser”). The Adviser is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund. The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a portfolio of private equity, private credit and other private assets (collectively, “private market investments”). The Fund’s private market investments predominantly focus on private equity (including buyout and growth equity) and private credit strategies, and may opportunistically include select exposures in other private markets strategies including real assets, infrastructure and venture capital, among others. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in private markets funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from pre-existing investors in these Portfolio Funds (“Traditional Secondary Investments”), and/or (b) investments in existing private investments and/or assets of or from a Portfolio Fund(s), often requiring a bespoke structure that may include the creation of new vehicles or securities (“Non-Traditional Secondary Investments” and, together with Traditional Secondary Investments, “Secondary Investments” or “Secondaries”); (ii) direct or indirect investments in the equity and/or credit of private companies, alongside private market funds and/or other private market firms (“Co-Investments”); and (iii) primary investments in newly formed Portfolio Funds (“Primary Investments” or “Primaries”). The Fund expects to invest in private market investments principally through Secondary Investments, although the allocation among each of the types of investments set forth above may vary from time to time, especially during the Fund’s initial period of investment operations.

2.	Fair Value Measurements

Investment Valuation - The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.

Forward foreign currency exchange contracts are typically valued at their quoted prices obtained from an independent pricing service.

Fair Value Measurements - In accordance with ASC Topic 820 - Fair Value Measurement and Disclosures, a three tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Apollo S3 Private Markets Fund

Notes to Consolidated Schedule of Investments (continued)

December 31, 2024 (Unaudited)

Level 3 - Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

Portfolio Funds measure their investment assets at fair value, and generally report a net asset value (“NAV”) on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology to value its investments in Portfolio Funds at their respective NAVs typically at each quarter, which may be received on a delayed basis.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the manager of each Portfolio Fund and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk or liquidity associated with such investments. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2024:

Investments	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Cash and cash equivalents	$105,098	$—	$—	$105,098
Short-Term Investments	128,388,681	—	—	128,388,681

Total	$128,493,779	$—	$—	$128,493,779

Other Financial Instruments
Assets:
Forward Foreign Currency
Contracts	—	203,707	—	203,707

Total	$—	$203,707	$—	$203,707

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contracts’ value.

The Fund held Portfolio Funds with a fair value of $34,329,610, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of December 31, 2024, as investments in Portfolio Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

3.	Commitments and Contingencies

As of December 31, 2024, the Fund had unfunded commitments to private equity investments totaling $28,929,540.

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